UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/07/2006

Genaera Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-19651

DE	13-3445668
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5110 Campus Drive, Plymouth Meeting, PA 19462
(Address of principal executive offices, including zip code)

610.941.4020
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 7, 2006, the Board of Directors (the "Board") of Genaera Corporation (the "Company") increased the size of the Board by one seat and elected John (Jack) L. Armstrong, Jr. as a member of the Board, effective immediately. A copy of the press release issued by the Company on February 8, 2006 announcing the appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

d) Exhibits.

Exhibit No.        Document Description

99.1               Press release of the Company dated February 8, 2006 - "Genaera Corporation Elects John L. Armstrong, Jr. to Board of Directors."

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genaera Corporation

Date: February 08, 2006	By:	/s/ John A. Skolas
John A. Skolas
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release of the Company dated February 8, 2006 - "Genaera Corporation Elects John L. Armstrong, Jr. to Board of Directors"